===============================================================================



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: DECEMBER 10, 1999

                         COMMISSION FILE NUMBER 1-07149

                           INTERNET LAW LIBRARY, INC.
                 (Exact name of Company as specified in charter)

                 DELAWARE                              82-0277987
       (State or other jurisdiction of               (IRS Employer
        incorporation or organization)             Identification No.)

   4301 WINDFERN ROAD, SUITE 200, HOUSTON, TEXAS          77041
     (Address of principal executive offices)           (Zip Code)

                  Registrant's telephone number: (281) 600-6000



===============================================================================

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

Inapplicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On December 10, 1999, the Board of Directors of Internet Law Library, Inc. (the "Company") approved the Company's purchase of all of the outstanding interests of Brief Reporter, LLC, a Virginia limited liability company ("Brief Reporter"), in exchange for 483,325 shares of the Company's common stock valued at $1,000,000. The outstanding interests of Brief Reporter were purchased directly from five individuals, specifically, David P. Harriman, Andrew Wyszkowski, Eugene Meyung, Suzanne Meyung, and Christina Brown. Under the terms of this transaction, these individuals may have up to twenty-five (25%) percent of their shares of the Company's common stock registered in a public offering prior to July 1, 2000, provided there is such an offering and the registration of their shares is not detrimental to the offering. If there is no public offering or if none of these shares are registered in such an offering, then the Company is obligated to repurchase an aggregate of $125,000 of these shares at a then prevailing market price.

The consideration and terms for the acquisition were determined through arm's length negotiations between the Company and the members of Brief Reporter. The consideration was determined by reference to management's estimate of the value of merging Brief Reporter's database and management into National Law Library, Inc., a wholly owned subsidiary of the Company.

Brief Reporter owns and operates an Internet site (WWW.BRIEFREPORTER.COM) and a connected database containing appellate briefs and trial memoranda written by attorneys for significant cases in all federal and state jurisdictions.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

Inapplicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Inapplicable.

ITEM 5.  OTHER EVENTS.

Inapplicable.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTOR.

Inapplicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired.

    The appropriate financial statements are filed herewith as Annex A.

(b) Pro forma Financial Information.

    The appropriate pro forma financial information relating to the acquisition is filed herewith as part of Annex A.

ITEM 8.  CHANGE IN FISCAL YEAR.

Inapplicable.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    INTERNET LAW LIBRARY, INC.

Date:  February 18, 2000                    By:   /s/ HUNTER M. A. CARR
                                               -------------------------------
                                                   Hunter M. A. Carr
                                                   President and
                                                   Chief Executive Officer


                                  EXHIBIT INDEX

EXHIBIT
NO.                                  DESCRIPTION
---                                  -----------

2.7 *    Contract for Sale of Stock, dated December 8, 1999, by and between
         David P. Harriman, Andrew Wyszkowski, Eugene Meyung, Suzanne Meyung, and Christina Brown, as Sellers, and Internet Law Library, Inc., as
         Buyer.

2.8 * Unanimous Written Consent of Directors of Internet Law Library, Inc., dated December 10, 1999.

    * Previously filed as an exhibit to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on December 23, 1999, and incorporated herein by reference.


                                                                        ANNEX A







                                 C 0 N T E N T S

                                                                                                               Page
                                                                                                               ----

Independent Accountant's Report.................................................................................A-2

Balance Sheets..................................................................................................A-3

Statements of Operations........................................................................................A-4

Statements of Changes in Members' Equity........................................................................A-5

Statements of Cash Flows........................................................................................A-6

Notes to Financial Statements...........................................................................A-7 to A-12


                         INDEPENDENT ACCOUNTANT'S REPORT

To the Members of
Brief Reporter, LLC



We have compiled the accompanying balance sheet of Brief Reporter, LLC as of September 30, 1999, the related statement of changes in members' equity for the three months then ended and the related statements of operations and cash flows for the three months ended September 30, 1999 and 1998 in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying financial statements as of September 30, 1999 and for the three months ended September 30, 1999 and 1998, and, accordingly, do not express an opinion or any other form of assurance on them.

We have audited the accompanying balance sheet of Brief Reporter, LLC as of June 30, 1999 and the related statements of operations, changes in members' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to in the third paragraph present fairly, in all material respects, the financial position of Brief Reporter, LLC as of June 30, 1999, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.



/s/ Harper & Pearson Company

Houston, Texas
February 9, 2000


                                                                       BRIEF REPORTER, LLC
                                                                            BALANCE SHEETS



                                                          September 30,
                              ASSETS                          1999           June 30, 1999
                                                           (Unaudited)         (Audited)
                                                         --------------     --------------

CURRENT ASSETS
  Cash and cash equivalents                              $       40,936     $       17,979
  Accounts receivable, trade                                      7,655              3,721
                                                         --------------     --------------

  TOTAL CURRENT ASSETS                                           48,591             21,700
                                                         --------------     --------------

COMPUTERS AND OFFICE EQUIPMENT
  Computers                                                      19,989             19,989
  Office equipment                                                1,895              1,895
  Less accumulated depreciation                                 (12,789)           (11,719)
                                                         --------------     --------------
                                                                  9,095             10,165

OTHER ASSETS                                                      1,525                724
                                                         --------------     --------------

                                                         $       59,211     $       32,589
                                                         ==============     ==============

   LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES
  Accounts payable                                       $            -     $        2,225
  Unearned income                                                 2,500                  -
                                                         --------------     --------------

  TOTAL CURRENT LIABILITIES                                       2,500              2,225


MEMBERS' EQUITY                                                  56,711             30,364
                                                         --------------     --------------

                                                         $       59,211     $       32,589
                                                         ==============     ==============





See independent accountant's report.
See accompanying notes.


                                                                                                  BRIEF REPORTER, LLC
                                                                                             STATEMENTS OF OPERATIONS

                                                           For the three months ended
                                                                  September 30,                         For the year
                                                    -----------------------------------------             ended
                                                           1999                    1998                June 30, 1999
                                                       (Unaudited)             (Unaudited)               (Audited)
                                                    ------------------       ----------------       -----------------
REVENUES                                            $           11,243       $          4,710       $          28,862
                                                    ------------------       ----------------       -----------------

EXPENSES
   Production                                                   25,008                 44,348                 118,982
   General and administrative                                    4,891                  7,728                  28,883
   Sales and marketing                                           4,144                  1,920                  12,793
   Depreciation                                                  1,070                  1,070                   4,279
                                                    ------------------       ----------------       -----------------

                                                                35,113                 55,066                 164,937
                                                    ------------------       ----------------       -----------------

INTEREST INCOME                                                    217                    320                     662
                                                    ------------------       ----------------       -----------------

NET LOSS                                            $          (23,653)      $        (50,036)      $        (135,413)
                                                    ==================       ================       =================





See independent accountant's report.
See accompanying notes.


                                                                                          BRIEF REPORTER, LLC
                                                                     STATEMENTS OF CHANGES IN MEMBERS' EQUITY

                                                             Members'          Retained
                                                             Capital           Deficit            Total
                                                          --------------   ----------------  ----------------

BALANCE, June 30, 1998                                    $      449,000   $       (380,723) $         68,277

CAPITAL CONTRIBUTIONS:
     Cash contributions                                           50,000                  -            50,000
     Contributed services                                         47,500                  -            47,500

NET LOSS                                                               -           (135,413)         (135,413)
                                                          --------------   ----------------  ----------------


BALANCE, June 30, 1999                                           546,500           (516,136)           30,364


CAPITAL CONTRIBUTIONS: (Unaudited)
     Cash contributions                                           50,000                  -            50,000



NET LOSS (Unaudited)                                                   -            (23,653)          (23,653)
                                                          --------------   ----------------  ----------------


BALANCE, September 30, 1999 (Unaudited)                   $      596,500   $      (539,789)  $         56,711
                                                          ==============   ===============   ================






See independent accountant's report.
See accompanying notes.


                                                                                                       BRIEF REPORTER, LLC
                                                                                                  STATEMENTS OF CASH FLOWS





                                                                    For the three months ended
                                                                           September 30,                    For the year
                                                                ------------------------------------           ended
                                                                     1999                1998              June 30, 1999
                                                                  (Unaudited)         (Unaudited)            (Audited)
                                                                ----------------    ----------------    -------------------
CASH FLOWS FROM OPERATING ACTIVITIES

   Net loss                                                     $        (23,653)   $        (50,036)   $          (135,413)
                                                                ----------------    ----------------    -------------------
   Adjustments to reconcile net loss to net
    cash used by operating activities:
       Depreciation                                                        1,070               1,070                  4,279
       Contributed services                                                    -              28,500                 47,500
    Changes in operating assets:
       Accounts receivable, trade                                         (3,935)                (35)                (2,618)
       Other assets                                                         (800)                  -                    200
       Accounts payable                                                   (2,225)              1,140                    502
       Unearned income                                                     2,500                   -                      -
                                                                ----------------    ----------------    -------------------

       Total adjustments                                                  (3,390)             30,675                 49,863
                                                                ----------------    ----------------    -------------------

        Net cash used by operating activities                            (27,043)            (19,361)               (85,550)
                                                                ----------------    ----------------    -------------------

CASH FLOWS FROM FINANCING ACTIVITIES
   Capital contributions                                                  50,000                   -                 50,000
                                                                ----------------    ----------------    -------------------

   Net cash provided by financing activities                              50,000                   -                 50,000
                                                                ----------------    ----------------    -------------------

NET INCREASE (DECREASE) IN CASH                                           22,957             (19,361)               (35,550)

CASH AND CASH EQUIVALENTS AT
  THE BEGINNING OF THE PERIOD                                             17,979              53,529                 53,529
                                                                ----------------    ----------------    -------------------

CASH AND CASH EQUIVALENTS AT
  THE END OF THE PERIOD                                         $         40,936    $         34,168    $            17,979
                                                                ================    ================    ===================




See independent accountant's report.
See accompanying notes.

                                                             BRIEF REPORTER, LLC
                                                   NOTES TO FINANCIAL STATEMENTS


NOTE A            BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
                  POLICIES

                  Brief Reporter, LLC (the "Company") was organized as a Virginia limited liability company with a duration of 30 years under the name of Brief Bank LLC on September 12, 1996 for the purpose of developing and marketing through an Internet portal an on-line database of legal material. This material consists of appellate briefs prepared by attorneys for important cases in all federal and state jurisdictions. As a limited liability company, the Company's ownership is evidenced by membership interests as described in its Operating Agreement, as revised from time to time. In September 1997, the Company's name was changed to Brief Reporter, LLC.

                  OPERATIONS - As shown in the accompanying financial statements, the Company has net losses of $23,653, $50,036 and $135,413 for the three months ended September 30, 1999 and 1998, and for the year ended June 30, 1999, respectively. In the absence of mitigating factors, the above-described results of operations would create uncertainties regarding the Company's ability to continue as a going concern. During December 1999, Internet Law Library, Inc., a company operating in the same industry, acquired the Company. See Note E for further discussion.

                  ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the results could have a material impact on the operations of the Company.

                  FINANCIAL INSTRUMENTS - The carrying values of the Company's financial instruments, which include cash and cash equivalents, accounts receivable and accrued charges approximate their respective fair values.

                  CONCENTRATIONS OF CREDIT RISK - Financial instruments, which potentially subject the Company to concentrations of credit risk, consist principally of trade receivables and cash equivalents. The Company places its cash with high credit quality financial institutions. No collateral or other security is required to support accounts receivable. Substantially all of the Company's accounts receivables were deemed fully collectible at September 30 and June 30, 1999; therefore, no allowance for doubtful accounts has been recorded. Approximately 42% and 79% of accounts receivable were from a single customer at September 30, 1999 and June 30, 1999 respectively. Approximately 45% and 29% of total revenues were derived from one customer for the three months ended September 30, 1999, and for the year ended June 30, 1999, respectively.

                                                             BRIEF REPORTER, LLC
                                                   NOTES TO FINANCIAL STATEMENTS

NOTE A BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                  CASH AND CASH EQUIVALENTS - The Company considers all highly liquid investments with maturities of three months or less when purchased to be cash equivalents.

                  COMPUTERS AND OFFICE EQUIPMENT - Computers and office equipment are stated at cost and depreciation is provided for using the straight-line method over estimated useful lives of five and seven years, respectively. Expenditures for additions, major renewals, and betterments are capitalized and expenditures for maintenance and repairs are charged to earnings as incurred.

                  When properties are retired or otherwise disposed of, the cost thereof and the applicable accumulated depreciation is removed from the respective accounts and the resulting gain or loss is reflected in earnings.

                  REVENUE RECOGNITION - The Company recognizes revenue from on-line products when they are sold.

                  INCOME TAXES - The Company is a limited liability company treated as a partnership for income tax reporting purposes and, as such, is not subject to federal income tax. Accordingly, no provision for federal income taxes is provided in the financial statements. The income tax liability of the individual members is not accrued on the books of the Company. All income and expense items are apportioned and shared by the members based on their respective capital accounts.


NOTE B            LEASE COMMITMENTS

                  Lease commitments do not extend beyond one year. Total rent expense for the three months ended September 30, 1999 and 1998, and for the year ended June 30, 1999, amounted to $1,450, $2,175 and $8,700, respectively.


NOTE C            MEMBERS' INTERESTS

                  Members of the Company are not personally liable for any debt obligation or other liability of the Company. Members have the right to elect a manager to handle the daily business of the Company, have the right to ratify major business decisions and are entitled to a proportionate share of profits, losses and distributions of Company assets.

                                                             BRIEF REPORTER, LLC
                                                   NOTES TO FINANCIAL STATEMENTS

NOTE C            MEMBERS' INTERESTS (CONTINUED)

                  In March 1999, the members granted a 2.2% financial interest to an individual based on years of service to the Company. This financial interest entitles the holder to a proportionate share of profits, losses and distributions of Company assets and provides for the same limited liability accorded the members. The holder of the financial interest also has the same rights as other members under the sales contract signed on December 8, 1999 (See Note E below). The holder of a financial interest is not allowed to participate in the management or control of the Company, as do members. At September 30, 1999 and June 30, 1999, the holder of the financial interest had a small interest in the retained deficit of the Company. The holder received stock valued at $20,000 pursuant to the sales contract described in Note E.


NOTE D            NONCASH FINANCING ACTIVITIES

                  Two members of the Company each contributed management and production services in exchange for their respective member interests. For the period from inception of the Company in September 1996 to June 30, 1999, the Company recorded total compensation expense of $256,500 for the contributed management and production services of these two members. Contributed services valued at $28,500 and $47,500 were contributed for the three months ended September 30, 1998 and the year ended June 30, 1999 respectively. The value of these services was based on actual amounts paid for comparable services.


NOTE E            SUBSEQUENT EVENTS

                  On December 8, 1999, the Company's members signed a contract to exchange all of their interests and the 2.2% financial interest in the Company for 483,325 shares of the common stock of Internet Law Library, Inc. ("Internet Law") valued at $1 million dollars. The contract provides that for any public offering of Internet Law's stock prior to July 1, 2000, the Company's members are granted the right of registration for up to 25% of their holdings at the time of registration (unless the registration is deemed by the underwriters to be detrimental to the public offering). If the members are not granted the right of registration for any public offering occurring prior to July 1, 2000, then Internet Law will purchase $125,000 worth of the members' holdings based on the average of the daily closing price of Internet Law's stock during the first five trading days preceding July 1, 2000.

                  The contract provides for an employment agreement between the President of the Company and Internet Law, and a three-year agreement was executed by the parties effective December 1, 1999.

                                                             BRIEF REPORTER, LLC
                                                   NOTES TO FINANCIAL STATEMENTS

NOTE E            SUBSEQUENT EVENTS (CONTINUED)

                  The contract also gives the President the right of first refusal on any offers to sell a controlling interest in the Company within three years from the date of the contract.

                  The unaudited pro forma combined balance sheets of the Company and Internet Law at September 30, 1999 and the unaudited pro forma combined results of operations of the Company and Internet Law for the three months ended September 30, 1999 and for the year ended June 30, 1999, and for the period from Internet Law's inception on November 30, 1998 to June 30, 1999 (assuming the Company had been acquired on July 1, 1998), respectively, are shown below:


                                     Internet Law                                            Pro Forma
                                    Library, Inc.    Brief Reporter,       Pro Forma          Combined
                                    (As reported)    LLC (Unaudited)      Adjustments       (Unaudited)
                                   ------------------------------------------------------------------------
BALANCE SHEETS AT SEPTEMBER 30, 1999

Current assets                       $1,092,402         $    48,591          $        -        $1,140,993
Intellectual property and
equipment, net                        3,712,884              10,620                             3,723,504

Goodwill, net - Note 1                        -                   -             900,193           900,193
                                     ----------         -----------          ----------        ----------

Total assets                         $4,805,286         $    59,211          $  900,193        $5,764,690
                                     ==========         ===========          ==========        ==========

Current liabilities                  $1,653,940         $     2,500          $        -        $1,656,440


Stockholders/members' equity          3,151,346              56,711             900,193         4,108,250
                                     ----------         -----------          ----------        ----------

Total liabilities and
stockholders/members' equity         $4,805,286         $    59,211          $  900,193        $5,764,690
                                     ==========         ===========          ==========        ==========

                                                                                        BRIEF REPORTER, LLC
                                                                              NOTES TO FINANCIAL STATEMENTS

NOTE E            SUBSEQUENT EVENTS (CONTINUED)

                                         Internet Law
                                           Library,                                              Pro Forma
                                           Inc. (As       Brief Reporter,      Pro Forma         Combined
                                           reported)      LLC (Unaudited)     Adjustments       (Unaudited)
                                    ------------------------------------------------------------------------
STATEMENTS OF OPERATIONS FOR THE THREE MONTHS
ENDED SEPTEMBER 30, 1999

Revenues                                  $    91,151        $   11,243        $        -       $   102,394
                                          -----------        ----------        ----------       -----------

Net loss - NOTE 2                         $  (532,039)       $  (23,653)       $  (37,003)      $  (592,695)
                                          ===========        ==========        ==========       ===========

Basic and diluted loss
  Per share                               $     (0.03)                                          $     (0.03)
                                          ===========                                           ===========
Weighted average shares:

    Basic                                  16,535,920                             483,325        17,019,245
                                          ===========                          ==========       ===========

    Diluted                                17,095,779                             483,325        17,579,104
                                          ===========                          ==========       ===========

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED JUNE 30, 1999

Revenues                                  $    53,520        $   28,862        $        -       $    82,382
                                          -----------        ----------        ----------       -----------

Net loss - NOTE 3                         $  (612,214)       $ (135,413)       $ (148,010)      $  (895,637)
                                          ===========        ==========        ==========       ===========

Basic and diluted loss
  Per share                               $     (0.06)                                          $     (0.08)
                                          ===========                                           ===========
Weighted average shares:

    Basic                                  10,763,581                             483,325        11,246,906
                                          ===========                          ==========       ===========

    Diluted                                11,551,081                             483,325        12,034,406
                                          ===========                          ==========       ===========

NOTE 1 To record goodwill based on the purchase of the Company's net assets (valued at $39,794) by Internet Law Library, Inc. for common stock (valued at $1,000,000). Goodwill is amortized over 20 years, resulting in unamortized goodwill of $900,193 as of September 30, 1999.

NOTE 2 To record amortization expense of $12,003 and $25,000 additional salary expense under the employment agreement with the President of Brief Reporter.

NOTE 3 To record amortization expense of $48,010 and $100,000 additional salary expense under the employment agreement with the President of Brief Reporter.

                  In management's opinion, the unaudited pro forma combined balance sheets and statements of operations may not be indicative of the actual financial position or results of operations that would have occurred had the acquisition been completed at July 1, 1998.